UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 08673

Dreyfus Investment Portfolios (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

19	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Important Tax Information

30	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement

35	Board Members Information

37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus Investment Portfolios,
Core Value Portfolio

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

2

January 15, 2009

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Brian Ferguson, Portfolio Manager

Portfolio and Market Performance Overview

For the 12-month period ended December 31,2008,Dreyfus Investment Portfolios, CoreValue Portfolio’s Initial shares produced a total return of –35.91%, and its Service shares produced a total return of –35.93% .1 In comparison,the portfolio’s benchmark,the Russell 1000Value Index (the “Index”), produced a total return of –36.85% for the same period.2 Stocks fell sharply in 2008, particularly over the second half of the year amid a worsening economic recession and an intensifying global financial crisis.The market decline was broad-based, adversely affecting both growth-oriented stocks and value-oriented stocks in which the portfolio primarily invests.The portfolio produced slightly higher returns than the Index, primarily due to relatively favorable stock selections in the traditionally defensive consumer staples and health care sectors.

The Portfolio’s Investment Approach

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures,such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

Extreme Volatility Roiled the Financial Markets

After slumping relatively modestly in the first half of 2008, stocks tumbled over the second half, producing the most severe losses during a single calendar year since the 1930s.The bear market was triggered by an intensifying credit crisis that mushroomed in September 2008 with the failures of several major financial institutions.These developments exacerbated an ongoing economic slowdown, as lenders grew reluctant to extend credit even to some of their most trusted customers, causing consumer spending and business investment to decline sharply. In turn, reduced demand caused commodity prices to retreat

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

from previous record levels. In early December, faced with falling home prices and rising unemployment, the National Bureau of Economic Research confirmed that the U.S. economy was mired in its first recession since 2001.

The financial crisis was particularly hard on stocks in the financials sector, which posted greater losses, on average, than any of the Index’s other economic sectors. Conversely, traditionally defensive areas, such as the health care and consumer staples sectors, generally posted milder losses. None of the economic sectors represented in the Index posted a positive absolute return in 2008.

Defensive Posture Helped Cushion Losses

When it became clear to us that even attractively valued stocks were unlikely to advance in this challenging market environment, we adopted a more defensive investment posture during the reporting period, emphasizing individual companies that we believed would be better able to withstand the downturn. Our bottom-up security selection process led us to a number of opportunities in the consumer staples sector, with companies that produce goods and services that remain in demand regardless of economic conditions. For example, beverage producer Molson Coors Brewing benefited from stable customer demand and efficiencies achieved through the merger of two venerable brands. Retail giantWal-Mart Stores held up relatively well as cash-strapped consumers increasingly sought low-cost goods.

Although the information technology sector was among the harder-hit areas of the Index, our defensive positioning helped the portfolio avoid some of the more severely affected stocks, such as wireless handset maker Motorola. Instead, the portfolio achieved better relative performance through service-oriented technology companies with low levels of debt, including Accenture, which appeared inexpensively valued, and Automatic Data Processing, which held up well due to the steady and recurring nature of its revenues. Our stock selection strategy also proved effective in the economically sensitive consumer discretionary sector, where discount apparel retail holding company TJX Cos. and restaurant chain McDonald’s benefited from consumers’ renewed preferences for lower-priced clothing and dining, respectively.

Although the portfolio’s individual stock selections in the health care sector generally performed in line with market averages, modestly

4

underweighted exposure to the better-performing sector detracted from the portfolio’s relative performance.Our stock selection was less favorable in the materials sector, where chemicals producer Celanese and metals-and-mining giant Freeport-McMoRan Copper & Gold fell sharply along with commodity prices during the second half of the reporting period.We subsequently eliminated the portfolio’s position in Celanese, but retained a position in Freeport-McMoRan Copper & Gold.

Maintaining a Cautious Approach

As of year-end, the financial crisis has persisted and the economy has continued to weaken. However, it appears to us that generally low expectations for 2009 may be reflected in some stock prices, and any positive surprises could spark a rally. In addition, the benefits of lower energy prices and an expected stimulus package from the U.S. government could boost demand for a variety of products, particularly lower-priced goods and services. We have maintained the portfolio’s defensive posture and emphasize attractively valued, domestically-focused companies with strong balance sheets that we believe are likely to weather the current storm and participate in an eventual recovery.

January 15, 2009

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(35.91)%	(1.19)%	2.00%
Service shares	(35.93)%	(1.32)%	1.91%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Core Value Portfolio on 12/31/98 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.90	$ 4.33
Ending value (after expenses)	$722.70	$722.70

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.57	$ 5.08
Ending value (after expenses)	$1,020.61	$1,020.11

† Expenses are equal to the portfolio’s annualized expense ratio of .90% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—99.2%	Shares	Value ($)

Consumer Discretionary—8.0%
Carnival	9,760	237,363
Gap	12,860 [a]	172,195
Home Depot	23,530	541,661
Johnson Controls	9,320	169,251
Lowe’s Cos.	11,200	241,024
McDonald’s	2,770	172,266
News, Cl. A	47,130	428,412
Omnicom Group	11,160	300,427
Time Warner	42,000	422,520
Toll Brothers	7,470 [b]	160,082
		2,845,201
Consumer Staples—12.9%
Cadbury, ADR	7,804	278,369
Colgate-Palmolive	4,190	287,183
CVS Caremark	14,230	408,970
Estee Lauder, Cl. A	6,160	190,714
Kraft Foods, Cl. A	24,185	649,367
Molson Coors Brewing, Cl. B	7,840	383,533
PepsiCo	7,070	387,224
Philip Morris International	16,800	730,968
Procter & Gamble	7,740	478,487
Wal-Mart Stores	11,500	644,690
Walgreen	7,210	177,871
		4,617,376
Energy—15.7%
Anadarko Petroleum	3,380	130,299
Chevron	22,280	1,648,052
Devon Energy	3,880	254,955
EOG Resources	2,310	153,800
Exxon Mobil	21,584	1,723,051
Hess	3,400	182,376
Marathon Oil	8,570	234,475
Occidental Petroleum	10,250	614,898
Schlumberger	3,660	154,928
XTO Energy	14,485	510,886
		5,607,720

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—.3%
iShares Russell 1000 Value Index Fund	2,280 [a]	112,906
Financial—22.2%
ACE	6,810	360,385
Aflac	4,360	199,862
Ameriprise Financial	5,080	118,669
AON	10,870	496,542
Bank of America	46,590	655,987
Capital One Financial	4,310	137,446
Chubb	8,990	458,490
Fifth Third Bancorp	14,730 [a]	121,670
Franklin Resources	7,150	456,027
Goldman Sachs Group	2,860	241,355
JPMorgan Chase & Co.	44,150	1,392,050
Marsh & McLennan Cos.	7,480	181,540
MetLife	17,250	601,335
Moody’s	6,880	138,219
Northern Trust	6,170	321,704
PNC Financial Services Group	11,100	543,900
Prudential Financial	3,050	92,293
T. Rowe Price Group	5,470 [a]	193,857
U.S. Bancorp	15,650	391,407
Wells Fargo & Co.	28,370	836,348
		7,939,086
Health Care—11.6%
Abbott Laboratories	16,610	886,475
Amgen	10,150 [b]	586,162
Baxter International	3,090	165,593
Covidien	6,727	243,786
Merck & Co.	12,270	373,008
Pfizer	47,650	843,882
Thermo Fisher Scientific	4,120 [b]	140,368
Wyeth	23,840	894,238
		4,133,512
Industrial—9.1%
Dover	5,550	182,706
Eaton	4,490	223,198

10

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Electric	72,020	1,166,724
Honeywell International	5,770	189,429
Lockheed Martin	4,940	415,355
Raytheon	5,420	276,637
Tyco International	4,137	89,359
Union Pacific	4,690	224,182
Waste Management	15,070 [a]	499,420
		3,267,010
Information Technology—5.7%
Accenture, Cl. A	9,610	315,112
Automatic Data Processing	4,830	190,012
Cisco Systems	27,460 [b]	447,598
Hewlett-Packard	3,660	132,821
Intel	12,850	188,381
International Business Machines	2,190	184,310
Microsoft	9,350	181,764
Nokia, ADR	14,380	224,328
QUALCOMM	5,170	185,241
		2,049,567
Materials—1.9%
Air Products & Chemicals	3,380	169,912
Dow Chemical	9,260	139,733
Freeport-McMoRan Copper & Gold	7,900	193,076
International Paper	13,950	164,610
		667,331
Telecommunication Services—4.9%
AT & T	45,340	1,292,190
Verizon Communications	13,430	455,277
		1,747,467
Utilities—6.9%
Entergy	7,100	590,223
Exelon	10,530	585,573
FPL Group	3,510	176,658
NRG Energy	8,250 [a,b]	192,473
PG & E	4,810	186,195
Questar	10,990	359,263

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Southern	9,640	356,680
		2,447,065
Total Common Stocks
(cost $40,462,918)		35,434,241

Other Investment—.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $300,000)	300,000 [c]	300,000

Investment of Cash Collateral
for Securities Loaned—3.2%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,159,223)	1,159,223 [c]	1,159,223

Total Investments (cost $41,922,141)	103.2%	36,893,464
Liabilities, Less Cash and Receivables	(3.2%)	(1,156,735)
Net Assets	100.0%	35,736,729

ADR—American Depository Receipts

a	All or a portion of these securities are on loan. At December 31, 2008, the total market value of the portfolio’s securities on loan is $1,145,985 and the total market value of the collateral held by the portfolio is $1,159,223.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	22.2	Information Technology	5.7
Energy	15.7	Telecommunication Services	4.9
Consumer Staples	12.9	Money Market Investments	4.0
Health Care	11.6	Materials	1.9
Industrial	9.1	Exchange Traded Funds	.3
Consumer Discretionary	8.0
Utilities	6.9		103.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,145,985)—Note 1(b):
Unaffiliated issuers	40,462,918	35,434,241
Affiliated issuers	1,459,223	1,459,223
Cash		17,040
Dividends and interest receivable		84,962
Receivable for investment securities sold		49,671
Receivable for shares of Beneficial Interest subscribed		6,447
		37,051,584

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		31,066
Liability for securities on loan—Note 1(b)		1,159,223
Payable for investment securities purchased		70,885
Payable for shares of Beneficial Interest redeemed		3,842
Interest payable—Note 2		6
Accrued expenses		49,833
		1,314,855

Net Assets ($)		35,736,729

Composition of Net Assets ($):
Paid-in capital		45,894,236
Accumulated undistributed investment income—net		904,222
Accumulated net realized gain (loss) on investments		(6,033,052)
Accumulated net unrealized appreciation
(depreciation) on investments		(5,028,677)

Net Assets ($)		35,736,729

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	16,744,629	18,992,100
Shares Outstanding	1,635,076	1,850,081

Net Asset Value Per Share ($)	10.24	10.27

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,389,794
Affiliated issuers	9,045
Income from securities lending	9,356
Total Income	1,408,195
Expenses:
Investment advisory fee—Note 3(a)	398,762
Distribution fees—Note 3(b)	72,040
Auditing fees	29,601
Custodian fees—Note 3(b)	13,764
Prospectus and shareholders’ reports	8,178
Trustees’ fees and expenses—Note 3(c)	1,926
Legal fees	1,001
Interest expense—Note 2	984
Shareholder servicing costs—Note 3(b)	738
Loan commitment fees—Note 2	100
Miscellaneous	11,421
Total Expenses	538,515
Less—waiver of fees due to undertaking—Note 3(a)	(36,558)
Less—reduction in fees due to earnings credits—Note 1(b)	(13)
Net Expenses	501,944
Investment Income—Net	906,251

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(5,864,375)
Net unrealized appreciation (depreciation) on investments	(17,323,247)
Net Realized and Unrealized Gain (Loss) on Investments	(23,187,622)
Net (Decrease) in Net Assets Resulting from Operations	(22,281,371)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	906,251	1,191,032
Net realized gain (loss) on investments	(5,864,375)	6,695,444
Net unrealized appreciation
(depreciation) on investments	(17,323,247)	(5,825,747)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(22,281,371)	2,060,729

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(567,578)	(461,484)
Service Shares	(620,323)	(526,257)
Net realized gain on investments:
Initial Shares	(3,076,008)	(2,297,636)
Service Shares	(3,679,023)	(2,896,470)
Total Dividends	(7,942,932)	(6,181,847)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,843,001	8,316,072
Service Shares	681,811	3,452,551
Dividends reinvested:
Initial Shares	3,643,586	2,759,120
Service Shares	4,299,346	3,422,727
Cost of shares redeemed:
Initial Shares	(7,447,428)	(9,164,400)
Service Shares	(7,457,586)	(8,179,222)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,437,270)	606,848
Total Increase (Decrease) in Net Assets	(34,661,573)	(3,514,270)

Net Assets ($):
Beginning of Period	70,398,302	73,912,572
End of Period	35,736,729	70,398,302
Undistributed investment income—net	904,222	1,187,142

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	141,710	436,432
Shares issued for dividends reinvested	244,208	152,185
Shares redeemed	(523,016)	(484,222)
Net Increase (Decrease) in Shares Outstanding	(137,098)	104,395

Service Shares
Shares sold	48,660	181,414
Shares issued for dividends reinvested	287,197	188,269
Shares redeemed	(543,784)	(431,875)
Net Increase (Decrease) in Shares Outstanding	(207,927)	(62,192)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	18.37	19.50	16.29	15.52	14.08
Investment Operations:
Investment income—net[a]	.25	.31	.26	.20	.17
Net realized and unrealized
gain (loss) on investments	(6.14)	.25	3.18	.64	1.46
Total from Investment Operations	(5.89)	.56	3.44	.84	1.63
Distributions:
Dividends from investment income—net	(.35)	(.28)	(.23)	(.07)	(.19)
Dividends from net realized
gain on investments	(1.89)	(1.41)	—	—	—
Total Distributions	(2.24)	(1.69)	(.23)	(.07)	(.19)
Net asset value, end of period	10.24	18.37	19.50	16.29	15.52

Total Return (%)	(35.91)	3.00	21.31	5.42	11.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88	.87	.86	.86	.85
Ratio of net expenses
to average net assets	.88[b]	.86	.85	.86[b]	.85[b]
Ratio of net investment income
to average net assets	1.77	1.63	1.47	1.28	1.16
Portfolio Turnover Rate	55.84	69.92	44.76	55.38	76.19

Net Assets, end of period ($ x 1,000)	16,745	32,547	32,517	32,189	35,847

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	18.39	19.52	16.31	15.54	14.08
Investment Operations:
Investment income—net[a]	.23	.28	.23	.18	.14
Net realized and unrealized
gain (loss) on investments	(6.14)	.26	3.18	.63	1.47
Total from Investment Operations	(5.91)	.54	3.41	.81	1.61
Distributions:
Dividends from investment income—net	(.32)	(.26)	(.20)	(.04)	(.15)
Dividends from net realized
gain on investments	(1.89)	(1.41)	—	—	—
Total Distributions	(2.21)	(1.67)	(.20)	(.04)	(.15)
Net asset value, end of period	10.27	18.39	19.52	16.31	15.54

Total Return (%)	(35.93)	2.79	21.16	5.25	11.44

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	1.12	1.11	1.11	1.10
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.65	1.50	1.32	1.14	.99
Portfolio Turnover Rate	55.84	69.92	44.76	55.38	76.19

Net Assets, end of period ($ x 1,000)	18,992	37,851	41,395	39,646	43,059

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York Mellon (formerly, The Bank of New York).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in

20

which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio ‘s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	36,893,464	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	36,893,464	0

†  Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $4,010 from lending portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions.The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $904,222, accumulated capital losses $3,465,952 and unrealized depreciation

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

$5,366,297. In addition, the portfolio had $2,229,480 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $1,189,171 and $2,336,955 and long-term capital gains $6,753,761 and $3,844,892, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to dividend reclassification, the portfolio decreased accumulated undistributed investment income-net by $1,270 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the portfolio participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the portfolio participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual portfolio borrowings. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit.

The average daily amount of borrowings outstanding under the lines of credit during the period ended December 31, 2008, was approximately $28,200, with a related weighted average annualized interest rate of 3.49% .

24

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2008 to May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of such class. During the period ended December 31, 2008, the Manager waived receipt of fees of $36,558, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $72,040 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $98 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

period ended December 31, 2008, the portfolio was charged $13 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $13,764 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $22,255, Rule 12b-1 distribution plan fees $3,943, custodian fees $4,066, chief compliance officer fees $1,197 and transfer agency per account fees $20, which are offset against an expense reimbursement currently in effect in the amount of $415.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $29,910,570 and $41,416,745, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $42,259,761; accordingly, accumulated net unrealized depreciation on investments was $5,366,297, consisting of $2,722,974 gross unrealized appreciation and $8,089,271 gross unrealized depreciation.

26

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Portfolio 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $1.8860 per share as a long-term capital gain distribution paid on March 26, 2008 and also the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Portfolio 29

INFORMATION ABOUT THE REVIEW

AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 16-17, 2008, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to its Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Manager also provided the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

30

Comparative Analysis of the Portfolio’s Performance, Investment Advisory Fee and Expense Ratio. The Board members reviewed the portfolio’s performance for the one-, three-, five- and ten-year periods ended May 31, 2008, and compared the portfolio’s performance to the performance of a group of comparable large-cap value funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds consisting of all large-cap value funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members noted that they also had received and discussed with management information at periodic intervals comparing the portfolio’s performance to that of its benchmark index. The Board members discussed the results of the comparisons and noted that the portfolio’s total return performance for its Initial shares was below and at the median in the third quartile of the Performance Group for the one- and five-year periods, respectively, and above the median in the second quartile of the Performance Group for the three- and ten-year periods ended May 31, 2008, and above the median in the second quartile of the Performance Universe for the one-, five- and ten-year periods and in the first quartile of the Performance Universe for the three-year period ended May 31, 2008. The Board members noted that the portfolio’s primary portfolio manager is very experienced with an impressive long-term track record and continued to apply a consistent investment strategy.

The Board members also discussed the portfolio’s investment advisory fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a group of comparable large-cap value funds underlying variable insurance products (the “Expense Group”) and a broader group of funds consisting of all large-cap value funds underlying variable insurance products (the “Expense Universe”), each

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

selected and provided by Lipper.The Board noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quartile (was among the lowest) of the Expense Group and in the second quartile of the Expense Universe, and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group and Expense Universe medians.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds underlying variable insurance products with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the

32

methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including the decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the portfolio’s overall performance.

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the portfolio to the Manager was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were deter- mined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer, Vice Chairman and a Director of the Manager, and an officer of 77 investment companies (comprised of 180 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 77 investment companies (comprised of 180 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Portfolio 37

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

The Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Michael Dunn, Oliver Buckley, Langton C. Garvin and Patrick Slattery, Portfolio Managers

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of –40.42%, and its Service shares produced a total return of –40.44% .1 In comparison, the portfolio’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of –36.23% for the same period.2

Stocks plunged from September through November 2008 under pressure from slowing economic growth and a sharply tightening credit market. These factors took a heavy toll on stocks in all market capitalization ranges, with midcap stocks roughly equaling the declines in their large-cap counterparts. Disappointing individual stock selections caused the portfolio’s relative performance to lag its benchmark.

The Portfolio’s Investment Approach

The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index.To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of midsize companies.The portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Volatile Conditions Drove Unpredictable Market Shifts

Markets behaved unpredictably during 2008, rising and falling steeply in response to changing economic winds. Demand from emerging industrial giants such as China and India pushed prices of petroleum and many basic materials to unprecedented heights during the first half of the year, only for those prices to collapse over the second half of the

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

year as economic growth slowed and demand receded. Housing prices deflated throughout the year, leading to a crisis in securitized mortgage instruments that drove several major financial institutions out of business or to the brink of insolvency over the summer.The ensuing credit squeeze sharply limited access to capital for businesses, consumers and investors.As housing values dropped and unemployment surged, consumers curtailed discretionary spending. By the end of 2008, every market sector in the S&P 400 Index showed substantial declines, with the hard-hit financials sector losing more than half of its value.

The effectiveness of the portfolio’s momentum and value stock selection factors fluctuated in this challenging environment. Each set of factors considered by our models contributed positively to the portfolio’s results at times, but on balance neither bolstered returns on a consistent basis. The impact of market volatility was most apparent in the financials sector, which included some of the portfolio’s best and worst performers. On the positive side, insurer Philadelphia Consolidated Holding, which was sold during the reporting period, was acquired at an attractive premium, and stock exchangeThe NASDAQ OMX Group benefited from rising trading volumes, an expanding overseas presence and effective cost cutting measures. On the negative side, two real estate investment trusts, ProLogis, which was sold during the reporting period, and Hospitality Properties Trust were hurt by the weakening economy and slumping real estate markets,as was property management firm Jones Lang LaSalle.

Mixed Returns in Other Sectors

During the reporting period every sector represented in the portfolio moved lower in absolute terms, on average, however, a number of individual investments contributed positively to its relative performance. These included consumer-related holdings, such as toy maker Hasbro and discount retailers Dollar Tree and Family Dollar Stores, which bucked otherwise negative sector trends. Edwards Lifesciences gained ground on takeover speculation and the success of its minimally invasive heart valve products in Europe. ITT Educational Services rose due to greater demand for career training in the weak economy. Several other holdings, such as beverage container maker Crown Holdings, independent energy company Southwestern Energy and natural gas utilityWGL Holdings, maintained more of their value during the downturn than most stocks in their sectors.

4

Unfortunately, the relatively strong investments cited above were outweighed by disappointments among other individual holdings. Most notably, these included beverage distributor Central European Distribution, which was sold during the reporting period; electronic game retailer GameStop; steel fabricator AK Steel Holding; agricultural chemical producer Terra Industries; and industrial machinery makers Dycom Industries, Oshkosh and The Manitowoc Company, which was also sold during the reporting period. In each case, deteriorating business conditions drove the stock price steeply lower over the second half of the reporting period.

Reducing the Portfolio’s Risk Profile

As of year-end, the U.S. economy has continued to weaken and the financial crisis has persisted. In light of these pressures, we have taken steps to reduce the portfolio’s exposure to risk. Specifically, as of the end of the reporting period we have emphasized investments in companies with strong balance sheets and relatively little leverage.We also have trimmed some of the portfolio’s larger holdings, thereby reducing exposure to a dip in any individual stock.At the same time, we remain fully committed to the portfolio’s sector- and industry-neutral approach, relying on our time-tested, quantitative stock selection process to add value for investors.

January 15, 2009

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(40.42)%	(4.03)%	0.86%
Service shares	(40.44)%	(4.15)%	0.75%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 12/31/98 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index
(the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2008
	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.39	$ 3.72
Ending value (after expenses)	$624.50	$624.60

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2008
	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.22	$ 4.62
Ending value (after expenses)	$1,020.96	$1,020.56

† Expenses are equal to the portfolio’s annualized expense ratio of .83% for Initial shares and .91% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2008

Common Stocks—99.4%	Shares	Value ($)

Consumer Discretionary—11.9%
Advance Auto Parts	41,800	1,406,570
Aeropostale	75,475 [a,b]	1,215,147
American Greetings, Cl. A	45,400	343,678
Brinker International	101,350	1,068,229
Callaway Golf	62,000 [a]	575,980
Dollar Tree	49,300 [b]	2,060,740
Family Dollar Stores	35,750	932,002
GameStop, Cl. A	26,400 [b]	571,824
Gentex	42,950	379,248
Hasbro	24,050	701,538
ITT Educational Services	23,100 [a,b]	2,194,038
John Wiley & Sons, Cl. A	16,200	576,396
Strayer Education	3,300	707,553
Tiffany & Co.	20,700 [a]	489,141
Timberland, Cl. A	11,300 [b]	130,515
Tupperware Brands	30,300	687,810
Urban Outfitters	96,600 [b]	1,447,068
Warnaco Group	56,750 [b]	1,114,003
		16,601,480
Consumer Staples—5.5%
BJ’s Wholesale Club	43,800 [a,b]	1,500,588
Central European Distribution	29,600 [a,b]	583,120
Church & Dwight	19,300	1,083,116
Hansen Natural	18,200 [a,b]	610,246
Hormel Foods	23,350 [a]	725,718
PepsiAmericas	41,100	836,796
Ralcorp Holdings	20,800 [b]	1,214,720
Universal	38,700	1,155,969
		7,710,273
Energy—7.3%
Arch Coal	38,800	632,052
Cameron International	31,600 [b]	647,800
Cimarex Energy	56,550	1,514,409
Comstock Resources	16,700 [b]	789,075
Denbury Resources	36,400 [b]	397,488
Encore Acquisition	38,000 [b]	969,760

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
FMC	18,500	827,505
FMC Technologies	39,200 [b]	934,136
Helmerich & Payne	18,300	416,325
Oil States International	16,800 [b]	313,992
Patterson-UTI Energy	40,100	461,551
Southern Union	54,400	709,376
Southwestern Energy	52,000 [b]	1,506,440
		10,119,909
Financial—19.5%
AMB Property	45,550 [a]	1,066,781
American Financial Group	69,975	1,601,028
Apartment Investment & Management, Cl. A	44,400	512,820
Camden Property Trust	18,700	586,058
Cincinnati Financial	40,800	1,186,056
FirstMerit	78,300 [a]	1,612,197
HCC Insurance Holdings	72,050	1,927,338
Hospitality Properties Trust	93,800 [a]	1,394,806
Host Hotels & Resorts	65,000	492,050
Hudson City Bancorp	115,500	1,843,380
Jones Lang LaSalle	27,300 [a]	756,210
Macerich	29,400 [a]	533,904
Nasdaq OMX Group	26,100 [a,b]	644,931
Nationwide Health Properties	28,000	804,160
Old Republic International	49,800	593,616
Raymond James Financial	85,300 [a]	1,461,189
Reinsurance Group of America	20,800 [a]	890,656
StanCorp Financial Group	65,000	2,715,050
SVB Financial Group	35,700 [a,b]	936,411
Synovus Financial	75,700 [a]	628,310
Transatlantic Holdings	12,000	480,720
UDR	90,000 [a]	1,241,100
Weingarten Realty Investors	69,800 [a]	1,444,162
Westamerica Bancorporation	35,300 [a]	1,805,595
		27,158,528

10

Common Stocks (continued)	Shares	Value ($)

Health Care—12.0%
Dentsply International	54,800	1,547,552
Edwards Lifesciences	17,600 [b]	967,120
Express Scripts	9,800 [b]	538,804
Gen-Probe	23,900 [b]	1,023,876
Hologic	42,600 [b]	556,782
IDEXX Laboratories	21,200 [a,b]	764,896
Life Technologies	65,800 [b]	1,533,798
LifePoint Hospitals	46,100 [a,b]	1,052,924
Lincare Holdings	59,600 [b]	1,605,028
Medicis Pharmaceutical, Cl. A	34,550 [a]	480,245
Omnicare	29,800	827,248
Perrigo	21,500 [a]	694,665
STERIS	39,600	946,044
Techne	13,600	877,472
Universal Health Services, Cl. B	30,100	1,130,857
Varian Medical Systems	13,600 [b]	476,544
Vertex Pharmaceuticals	34,800 [b]	1,057,224
Warner Chilcott, Cl. A	46,300 [b]	671,350
		16,752,429
Industrial—14.8%
AGCO	43,650 [b]	1,029,704
Brink’s	30,700	825,216
Copart	29,300 [b]	796,667
Dun & Bradstreet	18,400	1,420,480
Dycom Industries	65,400 [a,b]	537,588
Fluor	16,500	740,355
Gardner Denver	49,800 [b]	1,162,332
GATX	34,700 [a]	1,074,659
Hubbell, Cl. B	51,550	1,684,654
Jacobs Engineering Group	21,800 [b]	1,048,580
JB Hunt Transport Services	20,400	535,908
Joy Global	22,700	519,603
Kansas City Southern	24,300 [b]	462,915
KBR	35,300	536,560

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Kennametal	20,000	443,800
Manpower	32,800	1,114,872
MPS Group	85,900 [b]	646,827
Nordson	30,000 [a]	968,700
Oshkosh	55,500	493,395
Owens Corning	22,000 [b]	380,600
Rockwell Automation	21,400	689,936
Southwest Airlines	41,500	357,730
SPX	35,550	1,441,553
Stericycle	11,600 [b]	604,128
Toro	22,100 [a]	729,300
Zebra Technologies, Cl. A	23,500 [b]	476,110
		20,722,172
Information Technology—13.0%
ANSYS	30,100 [b]	839,489
Avnet	36,700 [b]	668,307
CommScope	58,900 [b]	915,306
Computer Sciences	31,600 [b]	1,110,424
Gartner	74,200 [a,b]	1,322,986
Global Payments	20,400	668,916
Harris	21,900	833,295
Ingram Micro, Cl. A	36,700 [b]	491,413
Integrated Device Technology	147,800 [b]	829,158
Intersil, Cl. A	91,900	844,561
Jabil Circuit	89,200	602,100
Mettler-Toledo International	12,700 [b]	855,980
NCR	64,700 [b]	914,858
Parametric Technology	84,400 [b]	1,067,660
Semtech	81,100 [a,b]	913,997
Sohu.com	10,000 [a,b]	473,400
Sybase	71,400 [b]	1,768,578
Synopsys	49,400 [b]	914,888
Tech Data	57,100 [b]	1,018,664

12

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Western Digital	97,950 [b]	1,121,528
		18,175,508
Materials—6.1%
Clearwater Paper	5,371 [b]	45,066
Crown Holdings	47,400 [b]	910,080
Lubrizol	19,100	695,049
Minerals Technologies	42,300 [a]	1,730,070
Olin	35,100	634,608
Owens-Illinois	45,000 [b]	1,229,850
Potlatch	18,800	488,988
Reliance Steel & Aluminum	27,700	552,338
Terra Industries	64,900	1,081,883
Worthington Industries	108,800 [a]	1,198,976
		8,566,908
Telecommunication Services—1.1%
Telephone & Data Systems	48,800	1,549,400
Utilities—8.2%
Alliant Energy	55,850	1,629,703
CenterPoint Energy	137,500	1,735,250
Hawaiian Electric Industries	79,200 [a]	1,753,488
Integrys Energy	18,800	808,024
NV Energy	210,800	2,084,812
Pepco Holdings	62,150	1,103,784
UGI	58,500	1,428,570
WGL Holdings	26,100 [a]	853,209
		11,396,840
Total Common Stocks
(cost $199,095,389)		138,753,447

Other Investment—.5%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $717,000)	717,000 [c]	717,000

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—15.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,875,629)	20,875,629 [c]	20,875,629

Total Investments (cost $220,688,018)	114.9%	160,346,076
Liabilities, Less Cash and Receivables	(14.9%)	(20,763,543)
Net Assets	100.0%	139,582,533

a All or a portion of these securities are on loan.At December 31, 2008, the total market value of the portfolio’s securities on loan is $20,769,057 and the total market value of the collateral held by the portfolio is $20,875,629.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	19.5	Utilities	8.2
Money Market Investments	15.5	Energy	7.3
Industrial	14.8	Materials	6.1
Information Technology	13.0	Consumer Staples	5.5
Health Care	12.0	Telecommunication Services	1.1
Consumer Discretionary	11.9		114.9

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments (including securities on loan, valued at $20,769,057)—Note 1(b):
Unaffiliated issuers	199,095,389	138,753,447
Affiliated issuers	21,592,629	21,592,629
Cash		29,088
Dividends and interest receivable		363,580
Receivable for shares of Beneficial Interest subscribed		12,788
		160,751,532

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		84,518
Liability for securities on loan—Note 1(b)		20,875,629
Payable for shares of Beneficial Interest redeemed		145,620
Accrued expenses		63,232
		21,168,999

Net Assets ($)		139,582,533

Composition of Net Assets ($):
Paid-in capital		246,164,786
Accumulated undistributed investment income—net		1,936,718
Accumulated net realized gain (loss) on investments		(48,177,029)
Accumulated net unrealized appreciation
(depreciation) on investments		(60,341,942)

Net Assets ($)		139,582,533

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	125,701,087	13,881,446
Shares Outstanding	16,008,198	1,775,634

Net Asset Value Per Share ($)	7.85	7.82

See notes to financial statements.

The Portfolio 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $215 foreign taxes withheld at source):
Unaffiliated issuers	3,364,862
Affiliated issuers	35,358
Income from securities lending	323,618
Total Income	3,723,838
Expenses:
Investment advisory fee—Note 3(a)	1,783,209
Distribution fees—Note 3(b)	63,185
Professional fees	52,630
Prospectus and shareholders’ reports	46,487
Custodian fees—Note 3(b)	26,997
Shareholder servicing costs—Note 3(b)	6,630
Trustees’ fees and expenses—Note 3(c)	5,875
Interest expense—Note 2	837
Loan commitment fees—Note 2	358
Miscellaneous	17,054
Total Expenses	2,003,262
Less—reduction in management fee due to undertaking—Note 3(a)	(54,681)
Less—reduction in fees due to earnings credits—Note 1(b)	(91)
Net Expenses	1,948,490
Investment Income—Net	1,775,348

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(47,478,589)
Net unrealized appreciation (depreciation) on investments	(62,203,761)
Net Realized and Unrealized Gain (Loss) on Investments	(109,682,350)
Net (Decrease) in Net Assets Resulting from Operations	(107,907,002)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	1,775,348	2,678,677
Net realized gain (loss) on investments	(47,478,589)	37,593,511
Net unrealized appreciation
(depreciation) on investments	(62,203,761)	(28,154,438)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(107,907,002)	12,117,750

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,075,788)	(1,378,271)
Service Shares	(242,422)	(251,422)
Net realized gain on investments:
Initial Shares	(33,614,382)	(39,159,213)
Service Shares	(4,819,634)	(9,828,752)
Total Dividends	(40,752,226)	(50,617,658)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	12,611,543	18,299,663
Service Shares	1,952,930	4,556,463
Dividends reinvested:
Initial Shares	35,690,170	40,537,484
Service Shares	5,062,056	10,080,174
Cost of shares redeemed:
Initial Shares	(66,932,776)	(86,321,689)
Service Shares	(16,753,669)	(55,399,353)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(28,369,746)	(68,247,258)
Total Increase (Decrease) in Net Assets	(177,028,974)	(106,747,166)

Net Assets ($):
Beginning of Period	316,611,507	423,358,673
End of Period	139,582,533	316,611,507
Undistributed investment income—net	1,936,718	2,471,963

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	1,081,397	1,093,663
Shares issued for dividends reinvested	2,979,146	2,546,324
Shares redeemed	(5,935,391)	(5,194,938)
Net Increase (Decrease) in Shares Outstanding	(1,874,848)	(1,554,951)

Service Shares
Shares sold	169,431	272,164
Shares issued for dividends reinvested	423,958	635,973
Shares redeemed	(1,342,551)	(3,308,648)
Net Increase (Decrease) in Shares Outstanding	(749,162)	(2,400,511)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.52	17.39	19.15	17.62	15.82
Investment Operations:
Investment income—net[a]	.09	.12	.08	.08	.07
Net realized and unrealized
gain (loss) on investments	(5.63)	.19	1.39	1.53	2.22
Total from Investment Operations	(5.54)	.31	1.47	1.61	2.29
Distributions:
Dividends from investment income—net	(.12)	(.07)	(.07)	(.01)	(.07)
Dividends from net realized
gain on investments	(2.01)	(2.11)	(3.16)	(.07)	(.42)
Total Distributions	(2.13)	(2.18)	(3.23)	(.08)	(.49)
Net asset value, end of period	7.85	15.52	17.39	19.15	17.62

Total Return (%)	(40.42)	1.50	7.75	9.17	14.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.80	.80	.79	.78
Ratio of net expenses
to average net assets	.81	.80[b]	.80[b]	.79[b]	.78[b]
Ratio of net investment income
to average net assets	.76	.73	.48	.43	.43
Portfolio Turnover Rate	86.74	116.83	149.02	99.27	79.75

Net Assets, end of period ($ x 1,000)	125,701	277,602	338,081	362,789	344,979

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.45	17.31	19.06	17.57	15.77
Investment Operations:
Investment income—net[a]	.08	.09	.06	.04	.04
Net realized and unrealized
gain (loss) on investments	(5.60)	.21	1.39	1.52	2.21
Total from Investment Operations	(5.52)	.30	1.45	1.56	2.25
Distributions:
Dividends from investment income—net	(.10)	(.05)	(.04)	—	(.03)
Dividends from net realized
gain on investments	(2.01)	(2.11)	(3.16)	(.07)	(.42)
Total Distributions	(2.11)	(2.16)	(3.20)	(.07)	(.45)
Net asset value, end of period	7.82	15.45	17.31	19.06	17.57

Total Return (%)	(40.44)	1.39	7.68	8.93	14.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.05	1.05	1.04	1.03
Ratio of net expenses
to average net assets	.90	.90	.91	1.00	1.00
Ratio of net investment income
to average net assets	.62	.58	.37	.22	.22
Portfolio Turnover Rate	86.74	116.83	149.02	99.27	79.75

Net Assets, end of period ($ x 1,000)	13,881	39,009	85,277	89,264	81,680

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1,2008,BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net

22

asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	160,346,076	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	160,346,076	0

  Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S.

24

Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $138,693 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions.The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,936,718, accumulated capital losses $30,029,499 and unrealized depreciation $60,275,428. In addition, the portfolio had $18,214,044 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $18,327,589 and $10,308,755 and long-term capital gains $22,424,637 and $40,308,903, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the portfolio increased accumulated undistributed investment income-net by $7,617 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the portfolio participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the portfolio participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the portfolio based on prevailing market rates in effect at the time of

26

borrowing. Effective October 15, 2008, in connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit.

The average daily amount of borrowings outstanding under the line of credit during the period ended December 31, 2008, was approximately $27,800, with a related weighted average annualized interest rate of 3.01% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2008 to May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed .90% of the value of the average daily net assets of such class. During the period ended December 31, 2008, the Manager waived receipt of fees of $54,681, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $63,185 pursuant to the Plan.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $848 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $91 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $26,997 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $85,680, Rule 12b-1 distribution plan fees $2,820, custodian fees $8,500, chief compliance officer fees $1,197 and transfer agency per account fees $155, which are offset against an expense reimbursement currently in effect in the amount of $13,834.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $207,374,292 and $270,909,175, respectively.

28

At December 31, 2008, the cost of investments for federal income tax purposes was $220,621,504; accordingly, accumulated net unrealized depreciation on investments was $60,275,428, consisting of $2,712,656 gross unrealized appreciation and $62,988,084 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Portfolio 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31,2008,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 10, 2009

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $1.1720 per share as a long-term capital gain distribution and $.8360 per share as a short-term capital gain distribution paid on March 28, 2008 and also the portfolio hereby designates 30.17% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Portfolio 31

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 16-17, 2008, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to its Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Manager also provided the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

32

Comparative Analysis of the Portfolio’s Performance, Investment Advisory Fee and Expense Ratio. The Board members reviewed the portfolio’s performance for the one-, three-, five- and ten-year periods ended May 31, 2008, and compared the portfolio’s performance to the performance of a group of comparable mid-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds consisting of all mid-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe,as well as the Expense Group and Expense Universe (discussed below).The Board members noted that they also had received and discussed with management information at periodic intervals comparing the portfolio’s performance to that of its benchmark index.The Board members discussed the results of the comparisons and noted that the portfolio’s total return performance for its Initial shares was above the median in the second quartile of the Performance Group for the one-year period, but below the median in the fourth quartile of the Performance Group for the three-, five- and ten-year periods ended May 31, 2008, and slightly below the median in the third quartile of the Performance Universe for the one-year period and below the median in the fourth quartile of the Performance Universe for the three-, five- and ten-year periods ended May 31, 2008.The Board members noted that a new portfolio management team assumed responsibility for managing the portfolio in September 2007.

The Board members also discussed the portfolio’s investment advisory fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a group of comparable mid-cap core funds underlying variable insurance products (the “Expense Group”) and a broader group of funds consisting of all mid-cap core funds underlying variable insurance products (the “Expense Universe”), each selected and provided by Lipper. The Board noted that the expense

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quartile (was among the lowest) of the Expense Group and the Expense Universe, and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group median and below the Expense Universe median. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds underlying variable insurance products with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to

34

be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the portfolio’s recent perfor- mance and the Manager’s efforts to continue to improve performance going forward.

The Portfolio 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the portfolio to the Manager was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Whitney I. Gerard (74)
Board Member (2003)

Principal Occupation During Past 5 Years:

- Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 31

George L. Perry (74)
Board Member (2003)

Principal Occupation During Past 5 Years:

- Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 31

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

38

For More Information

Dreyfus Investment Portfolios, MidCap Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0174AR1208

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
7	Understanding Your Portfolio’s Expenses
7	Comparing Your Portfolio’s Expenses
With Those of Other Funds
8	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
39	Report of Independent Registered
Public Accounting Firm
40	Important Tax Information
41	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
46	Board Members Information
48	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

The Portfolio

A LETTER FROM

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations.In previous recessions,however,the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Thomas Durante, CFA, Portfolio Manager

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of –30.91% .1 In comparison, the portfolio’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “S&P 600 Index”) produced a –31.07% return for the same period.2,3

During 2008, concerns regarding a slowing economy, turmoil in credit markets and the near collapse of the global banking system caused all market sectors within the S&P 600 Index to fall sharply. The difference in returns between the portfolio and its benchmark was primarily due to the portfolio’s sampling strategy,transaction costs and fund operating expenses.

The Portfolio’s Investment Approach

The portfolio seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index.While the portfolio generally owns the vast majority of the stocks in the S&P 600 Index, some very small stocks may be excluded from the portfolio.The S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones.The portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

Equities Spiraled Downward in 2008

A credit crisis that dominated the first half of 2008 developed into a full-blown global financial crisis over the summer. As lenders grew more cautious, companies across virtually all industry groups scrambled to obtain funding from a rapidly shrinking supply of available credit. In addition, a barrage of negative economic news weighed heavy on the equity markets, including slumping housing markets,

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

rising unemployment and softer consumer and business spending. As the slowdown intensified and spread to overseas markets, previously high-flying commodity prices retreated sharply from previous record highs.These factors sparked broad-based declines in the stock market.

The Federal Reserve Board (the “Fed”) responded aggressively to the economic downturn and credit crisis by reducing short-term interest rates and participating in the rescue of investment bank Bear Stearns in March 2008.A short-lived market rebound ensued, but the rally was derailed over the summer by the need for subsequent rescues for insurer American International Group and mortgage agencies Freddie Mac and Fannie Mae. Soon thereafter, investment bank Lehman Brothers filed for bankruptcy, Merrill Lynch and Wachovia were acquired by competitors,Washington Mutual was seized by regulators and Goldman Sachs and Morgan Stanley re-registered as bank holding companies to enable them to tap government funds.

By the fall, the global banking system was on the verge of collapse, requiring massive injections of liquidity from central banks and corporate bailouts from governments. During the final months of the year, the Fed reduced short-term interest rates to unprecedented low levels. These actions helped stabilize the credit markets and produced a mild market rally, but stocks still ended the year with sizeable losses.

Few Winners in this Turbulent Market Environment

Although small-cap stocks fared somewhat better, on average, than their mid- and large-cap counterparts, none of the 10 sectors in the S&P 600 Index posted a positive absolute return in 2008. Declines were especially severe in the technology, consumer discretionary, health care and energy sectors. In the small-cap technology sector, weakness was particularly pronounced among electronic component and hardware companies that manufacture transformers, wires, coils, antennas and meters for wireless and automotive systems as well as semiconductor stocks that were hurt by reduced capital spending.The slowdown in consumer spending hurt a number of the S&P 600 Index’s consumer discretionary stocks, including apparel and sporting goods retailers, auto supply stores, casinos and media companies. Laggards among health care stocks included health care services providers, including senior living communities and hospi-tals,as well as pharmaceutical services firms that lost outsourced sales and marketing contracts to larger rivals.

Not surprisingly, the traditionally defensive consumer staples and utilities sectors, which produce products and services that remain in demand regardless of economic conditions, posted relatively mild declines in 2008.

Index Investing Offers Diversification Benefits

As an index portfolio, our strategy is to attempt to replicate the returns of the S&P 600 Index by investing in a representative sample of the stocks listed in the S&P 600 Index. In our view, one of the greatest benefits of an index portfolio is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding. In addition, the portfolio’s investments are not affected by any individual preference for one market or security over another.Instead,the portfolio employs a passive management approach in which all investment decisions are based on the composition of the S&P 600 Index.

January 15, 2009

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock
Index Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
3	“Standard & Poor’s®,”“S&P®,”“S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the
portfolio.The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The Portfolio 5

PORTFOLIO PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index
(the “Index”) on that date.The portfolio is subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The
Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2008

Expenses paid per $1,000†	$ 2.63
Ending value (after expenses)	$744.80

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

Expenses paid per $1,000†	$ 3.05
Ending value (after expenses)	$1,022.12

† Expenses are equal to the portfolio’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Portfolio 7

STATEMENT OF INVESTMENTS
December 31, 2008

Common Stocks—98.4%	Shares	Value ($)

Consumer Discretionary—12.4%
4Kids Entertainment	3,694 [a]	7,240
Aaron Rents	17,142	456,320
AH Belo, Cl. A	6,200	13,516
Arbitron	9,549	126,811
Audiovox, Cl. A	3,323 [a]	16,648
Big 5 Sporting Goods	9,514	49,568
Blue Nile	5,416 [a,b]	132,638
Brown Shoe	10,593	89,723
Brunswick	22,600	95,146
Buckle	8,523 [b]	185,972
Buffalo Wild Wings	4,437 [a,b]	113,809
Cabela’s	12,601 [a,b]	73,464
California Pizza Kitchen	10,200 [a,b]	109,344
Capella Education	4,507 [a]	264,831
Carter’s	18,686 [a]	359,892
Cato, Cl. A	10,837	163,639
CEC Entertainment	8,213 [a]	199,165
Champion Enterprises	21,800 [a,b]	12,208
Charlotte Russe Holding	8,501 [a,b]	55,171
Children’s Place Retail Stores	7,144 [a,b]	154,882
Christopher & Banks	12,026 [b]	67,346
CKE Restaurants	14,386	124,870
Crocs	11,943 [a,b]	14,809
Deckers Outdoor	4,100 [a,b]	327,467
DineEquity	5,038 [b]	58,239
Dress Barn	14,414 [a]	154,806
Drew Industries	6,448 [a,b]	77,376
E.W. Scripps, Cl. A	17,169	37,943
Ethan Allen Interiors	9,196 [b]	132,147
Finish Line, Cl. A	14,832	83,059
Fossil	15,104 [a,b]	252,237
Fred’s, Cl. A	14,126 [b]	151,996
Genesco	6,986 [a,b]	118,203
Group 1 Automotive	6,390	68,820
Gymboree	9,618 [a]	250,934

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Haverty Furniture	4,187 [b]	39,065
Hibbett Sports	9,563 [a,b]	150,235
Hillenbrand	20,477	341,556
Hot Topic	16,270 [a]	150,823
HSN	11,905 [a]	86,549
Iconix Brand Group	19,982 [a,b]	195,424
Interface, Cl. A	18,273	84,787
Interval Leisure Group	15,178 [a]	81,809
Jack in the Box	16,686 [a]	368,594
JAKKS Pacific	9,800 [a,b]	202,174
Jo-Ann Stores	7,775 [a,b]	120,435
JoS. A. Bank Clothiers	6,324 [a,b]	165,373
K-Swiss, Cl. A	9,759 [b]	111,253
La-Z-Boy	11,218	24,343
Landry’s Restaurants	3,859 [b]	44,764
Lithia Motors, Cl. A	3,050 [b]	9,943
Live Nation	24,696 [a,b]	141,755
Liz Claiborne	28,390	73,814
M/I Homes	5,668	59,741
Maidenform Brands	7,421 [a]	75,323
Marcus	6,548	106,274
Men’s Wearhouse	14,792 [b]	200,284
Meritage Homes	8,182 [a]	99,575
Midas	6,279 [a]	65,867
Monarch Casino & Resort	2,491 [a]	29,020
Movado Group	5,471	51,373
National Presto Industries	1,545	118,965
Nautilus	450 [a]	995
NutriSystem	10,616 [b]	154,887
OfficeMax	24,233	185,140
Oxford Industries	5,200 [b]	45,604
P.F. Chang’s China Bistro	8,643 [a,b]	180,984
Panera Bread, Cl. A	10,037 [a,b]	524,333
Papa John’s International	7,916 [a]	145,892
PEP Boys-Manny Moe & Jack	6,568 [b]	27,126

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Perry Ellis International	4,344 [a]	27,541
PetMed Express	8,799 [a]	155,126
Pinnacle Entertainment	15,237 [a,b]	117,020
Polaris Industries	10,834 [b]	310,394
Pool	16,115 [b]	289,587
Pre-Paid Legal Services	2,762 [a]	102,995
Quiksilver	36,650 [a]	67,436
Red Robin Gourmet Burgers	4,953 [a]	83,359
Ruby Tuesday	14,150 [a,b]	22,074
Russ Berrie & Co.	5,380 [a,b]	15,979
Ruth’s Hospitality Group	5,569 [a]	7,685
Shuffle Master	20,558 [a]	101,968
Skechers USA, Cl. A	9,912 [a]	127,072
Skyline	927 [b]	18,531
Sonic	18,275 [a,b]	222,407
Sonic Automotive, Cl. A	6,900 [b]	27,462
Spartan Motors	11,150	52,740
Stage Stores	12,508	103,191
Stamps.com	5,807 [a]	57,083
Standard-Pacific	36,035 [a]	64,142
Steak n Shake	5,200 [a,b]	30,940
Sturm Ruger & Co.	3,430 [a]	20,477
Superior Industries International	8,827 [b]	92,860
Texas Roadhouse, Cl. A	18,159 [a,b]	140,732
Ticketmaster Entertainment	11,306 [a]	72,585
Tractor Supply	10,566 [a,b]	381,855
True Religion Apparel	6,962 [a]	86,607
Tuesday Morning	14,004 [a]	22,827
Tween Brands	6,900 [a]	29,808
UniFirst	5,033	149,430
Universal Electronics	5,495 [a]	89,129
Universal Technical Institute	7,017 [a,b]	120,482
Volcom	6,313 [a,b]	68,812
Winnebago Industries	6,078	36,650
WMS Industries	16,461 [a]	442,801
Wolverine World Wide	16,289	342,721

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Zale	5,557 [a]	18,505
Zumiez	6,561 [a,b]	48,879
		13,234,210
Consumer Staples—3.7%
Alliance One International	31,007 [a]	91,161
Andersons	5,820 [b]	95,914
Boston Beer, Cl. A	2,333 [a]	66,257
Cal-Maine Foods	4,307 [b]	123,611
Casey’s General Stores	16,029 [b]	364,980
Central Garden & Pet, Cl. A	23,340 [a]	137,706
Chattem	6,059 [a,b]	433,400
Cracker Barrel Old Country Store	8,149	167,788
Darling International	27,093 [a]	148,741
Diamond Foods	5,615	113,142
Great Atlantic & Pacific Tea	9,279 [a,b]	58,179
Green Mountain Coffee Roasters	5,000 [a,b]	193,500
Hain Celestial Group	12,948 [a,b]	247,177
J & J Snack Foods	4,378	157,083
Lance	8,950 [b]	205,313
Mannatech	6,400 [b]	15,680
Nash Finch	4,288 [b]	192,488
Peet’s Coffee & Tea	3,588 [a,b]	83,421
RC2	7,129 [a,b]	76,066
Sanderson Farms	5,494 [b]	189,873
Spartan Stores	6,737 [b]	156,635
TreeHouse Foods	9,812 [a]	267,279
United Natural Foods	13,443 [a,b]	239,554
WD-40	4,545	128,578
		3,953,526
Energy—4.2%
Atwood Oceanics	18,225 [a]	278,478
Basic Energy Services	7,077 [a,b]	92,284
Bristow Group	8,081 [a,b]	216,490
CARBO Ceramics	6,663	236,736
Dril-Quip	10,263 [a]	210,494
Gulf Island Fabrication	6,260	90,207

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Holly	13,598	247,892
Hornbeck Offshore Services	6,473 [a]	105,769
ION Geophysical	29,413 [a]	100,887
Lufkin Industries	5,237	180,676
Matrix Service	7,990 [a]	61,283
NATCO Group, Cl. A	6,386 [a]	96,939
Oil States International	16,583 [a]	309,936
Penn Virginia	12,336 [b]	320,489
Petroleum Development	4,488 [a]	108,026
PetroQuest Energy	14,600 [a,b]	98,696
Pioneer Drilling	12,602 [a,b]	70,193
SEACOR Holdings	6,329 [a,b]	421,828
St. Mary Land & Exploration	19,918	404,535
Stone Energy	10,597 [a]	116,779
Superior Well Services	5,500 [a]	55,000
Swift Energy	10,701 [a]	179,884
Tetra Technologies	24,972 [a]	121,364
World Fuel Services	9,717 [b]	359,529
		4,484,394
Financial—20.8%
Acadia Realty Trust	9,041	129,015
American Physicians Capital	2,563	123,280
Amerisafe	6,023 [a]	123,653
Anchor Bancorp Wisconsin	4,256 [b]	11,747
Bank Mutual	15,127	174,566
BankAtlantic Bancorp, Cl. A	3,297 [b]	19,123
BioMed Realty Trust	26,726	313,229
Boston Private Financial Holdings	16,500	112,860
Brookline Bancorp	19,900	211,935
Cascade Bancorp	9,527 [b]	64,307
Cash America International	9,773	267,292
Cedar Shopping Centers	18,025	127,617
Central Pacific Financial	8,100	81,324
Colonial Properties Trust	17,250	143,692
Columbia Banking System	5,500	65,615
Community Bank System	11,003 [b]	268,363
Corus Bankshares	11,550	12,821

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Delphi Financial Group, Cl. A	13,827	254,970
DiamondRock Hospitality	27,150	137,650
Dime Community Bancshares	8,574	114,034
East West Bancorp	19,335 [b]	308,780
EastGroup Properties	8,022	285,423
Entertainment Properties Trust	10,475 [b]	312,155
Extra Space Storage	27,350 [b]	282,252
Financial Federal	7,500 [b]	174,525
First BanCorp/Puerto Rico	25,547	284,594
First Cash Financial Services	8,969 [a]	170,949
First Commonwealth Financial	23,662 [b]	292,936
First Financial Bancorp	11,278	139,734
First Financial Bankshares	6,871 [b]	379,348
First Midwest Bancorp	14,590	291,362
Flagstar Bancorp	15,150 [a,b]	10,756
Forestar Group	9,250 [a]	88,060
Franklin Street Properties	18,794	277,213
Frontier Financial	16,829 [b]	73,374
Glacier Bancorp	19,175 [b]	364,708
Greenhill & Co.	5,997 [b]	418,411
Guaranty Financial Group	27,785 [a,b]	72,519
Hancock Holding	7,030 [b]	319,584
Hanmi Financial	13,450	27,707
Home Bancshares	4,766	128,444
Home Properties	10,210	414,526
Independent Bank Corporation—Michigan	5,620	12,139
Independent Bank Corporation—Massachusetts	5,161 [b]	135,013
Infinity Property & Casualty	4,932	230,472
Inland Real Estate	19,252 [b]	249,891
Investment Technology Group	13,201 [a]	299,927
Irwin Financial	5,100 [a,b]	6,579
Kilroy Realty	10,819 [b]	362,004
Kite Realty Group Trust	12,012	66,787
LaBranche & Co.	21,443 [a]	102,712
LaSalle Hotel Properties	13,288	146,832
Lexington Realty Trust	23,732	118,660
LTC Properties	6,120	124,114

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Medical Properties Trust	21,102 [b]	133,154
Mid-America Apartment Communities	8,165	303,411
Nara Bancorp	6,540 [b]	64,288
National Financial Partners	12,694 [b]	38,590
National Penn Bancshares	25,140 [b]	364,781
National Retail Properties	24,532 [b]	421,705
Navigators Group	4,259 [a]	233,862
Old National Bancorp	21,977 [b]	399,102
optionsXpress Holdings	14,539	194,241
Parkway Properties	4,806	86,508
Pennsylvania Real Estate Investment Trust	13,500 [b]	100,575
Piper Jaffray	5,093 [a]	202,498
Portfolio Recovery Associates	4,825 [a,b]	163,278
Post Properties	13,871	228,872
Presidential Life	6,800 [b]	67,252
PrivateBancorp	8,235 [b]	267,308
ProAssurance	10,857 [a,b]	573,032
Prosperity Bancshares	13,589 [b]	402,099
Provident Bankshares	9,980 [b]	96,407
PS Business Parks	5,060	225,980
Rewards Network	10,607 [a]	27,472
RLI	5,903 [b]	361,027
S&T Bancorp	7,881	279,776
Safety Insurance Group	5,206	198,140
Selective Insurance Group	16,739 [b]	383,825
Senior Housing Properties Trust	37,388	669,993
Signature Bank	11,219 [a]	321,873
South Financial Group	23,300 [b]	100,656
Sovran Self Storage	6,915	248,940
Sterling Bancorp	6,468 [b]	90,746
Sterling Bancshares	21,711	132,003
Sterling Financial	17,029 [b]	149,855
Stewart Information Services	5,577 [b]	131,004
Stifel Financial	8,217 [a]	376,749
Susquehanna Bancshares	27,585 [b]	438,877
SWS Group	8,793	166,627
Tanger Factory Outlet Centers	10,401 [b]	391,286

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Tompkins Financial	2,605	150,960
Tower Group	6,432	181,447
TradeStation Group	9,530 [a,b]	61,468
Trustco Bank	25,592 [b]	243,380
UCBH Holdings	35,128 [b]	241,681
UMB Financial	9,705 [b]	476,904
Umpqua Holdings	18,770	271,602
United Bankshares	12,459 [b]	413,888
United Community Banks	11,491	156,054
United Fire & Casualty	7,000 [b]	217,490
Urstadt Biddle Properties, Cl. A	7,000	111,510
Whitney Holding	19,208	307,136
Wilshire Bancorp	7,876 [b]	71,514
Wintrust Financial	6,353 [b]	130,681
World Acceptance	5,084 [a]	100,460
Zenith National Insurance	11,908 [b]	375,936
		22,277,486
Health Care—13.3%
Abaxis	7,000 [a]	112,210
Air Methods	3,421 [a]	54,702
Amedisys	8,487 [a,b]	350,853
American Medical Systems Holdings	24,832 [a,b]	223,240
AMERIGROUP	17,056 [a]	503,493
AMN Healthcare Services	12,059 [a]	102,019
AmSurg	9,957 [a]	232,396
Analogic	4,241 [b]	115,694
ArQule	11,250 [a]	47,475
ArthroCare	11,551 [a,b]	55,098
Cambrex	13,075 [a,b]	60,406
Catalyst Health Solutions	11,412 [a,b]	277,882
Centene	13,743 [a]	270,875
Chemed	7,166 [b]	284,992
CONMED	9,624 [a]	230,399
Cooper	15,300	250,920
CorVel	2,797 [a]	61,478
Cross Country Healthcare	10,350 [a,b]	90,976
CryoLife	8,894 [a]	86,361

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Cubist Pharmaceuticals	18,735 [a]	452,638
Cyberonics	7,427 [a]	123,065
Datascope	4,250	222,020
Dionex	6,029 [a]	270,401
Eclipsys	17,070 [a]	242,223
Enzo Biochem	10,148 [a]	49,624
Greatbatch	7,188 [a,b]	190,194
Haemonetics	7,811 [a]	441,321
HealthSpring	15,394 [a]	307,418
Healthways	11,033 [a]	126,659
HMS Holdings	7,581 [a]	238,953
ICU Medical	3,653 [a]	121,060
II-VI	7,603 [a]	145,141
Immucor	22,082 [a]	586,940
Integra LifeSciences Holdings	5,423 [a,b]	192,896
Invacare	11,148 [b]	173,017
Inventiv Health	10,437 [a,b]	120,443
Kendle International	3,700 [a]	95,164
Kensey Nash	4,019 [a]	78,009
Landauer	3,203	234,780
LCA-Vision	7,754 [b]	31,869
LHC Group	4,276 [a]	153,936
Magellan Health Services	12,612 [a]	493,886
Martek Biosciences	10,434 [a,b]	316,255
MedCath	7,250 [a]	75,690
Mentor	10,319	319,167
Meridian Bioscience	12,420 [b]	316,337
Merit Medical Systems	8,600 [a]	154,198
Molina Healthcare	4,614 [a]	81,253
MWI Veterinary Supply	3,876 [a]	104,497
Natus Medical	8,074 [a]	104,558
Noven Pharmaceuticals	7,630 [a]	83,930
Odyssey HealthCare	9,320 [a]	86,210
Omnicell	10,451 [a]	127,607
Osteotech	6,850 [a]	11,576
Owens & Minor	13,240	498,486
Palomar Medical Technologies	5,750 [a]	66,297

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Par Pharmaceutical Cos.	11,100 [a]	148,851
PAREXEL International	16,364 [a]	158,894
Pediatrix Medical Group	14,688 [a]	465,610
PharMerica	10,157 [a]	159,160
Phase Forward	13,738 [a]	172,000
PSS World Medical	18,695 [a]	351,840
Regeneron Pharmaceuticals	19,259 [a]	353,595
RehabCare Group	5,825 [a]	88,307
Res-Care	8,062 [a]	121,091
Salix Pharmaceuticals	14,640 [a,b]	129,271
Savient Pharmaceuticals	14,635 [a,b]	84,737
SurModics	4,790 [a,b]	121,043
Symmetry Medical	12,665 [a,b]	100,940
Theragenics	18,227 [a]	21,326
ViroPharma	24,917 [a,b]	324,419
West Pharmaceutical Services	10,181 [b]	384,536
Zoll Medical	6,916 [a]	130,643
		14,165,450
Industrial—17.9%
A.O. Smith	7,694 [b]	227,127
AAR	10,959 [a,b]	201,755
ABM Industries	12,422	236,639
Actuant, Cl. A	17,902	340,496
Acuity Brands	13,309 [b]	464,617
Administaff	7,740	167,803
Albany International, Cl. A	6,224	79,916
Apogee Enterprises	9,815	101,683
Applied Industrial Technologies	12,342	233,511
Applied Signal Technology	4,252	76,281
Arkansas Best	8,701 [b]	261,987
Astec Industries	5,722 [a]	179,270
ATC Technology	8,130 [a]	118,942
Baldor Electric	14,424 [b]	257,468
Barnes Group	13,759 [b]	199,505
Bowne & Co.	9,534	56,060
Brady, Cl. A	17,287	414,024
Briggs & Stratton	15,655 [b]	275,371

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
C & D Technologies	3,011 [a]	9,424
Cascade	2,811 [b]	83,936
CDI	5,351	69,242
Ceradyne	9,088 [a]	184,577
CLARCOR	16,168 [b]	536,454
Coinstar	7,500 [a]	146,325
Consolidated Graphics	3,802 [a]	86,077
Cubic	5,420	147,424
Curtiss-Wright	14,356	479,347
EMCOR Group	21,554 [a]	483,456
EnPro Industries	4,907 [a]	105,697
Esterline Technologies	9,493 [a]	359,690
Forward Air	9,186	222,944
G & K Services, Cl. A	6,728	136,040
Gardner Denver	17,130 [a]	399,814
GenCorp	16,000 [a,b]	58,880
Geo Group	15,490 [a]	279,285
Griffon	13,270 [a,b]	123,809
Healthcare Services Group	13,892 [b]	221,300
Heartland Express	18,699 [b]	294,696
Heidrick & Struggles International	5,940 [b]	127,948
Hub Group, Cl. A	12,606 [a]	334,437
Insituform Technologies, Cl. A	8,948 [a]	176,186
John Bean Technologies	8,937	73,015
Kaman	6,724	121,906
Kaydon	10,731 [b]	368,610
Kirby	17,561 [a]	480,469
Knight Transportation	18,263 [b]	294,400
Landstar System	16,363	628,830
Lawson Products	1,305	29,819
Lennox International	15,461	499,236
Lindsay	3,598 [b]	114,380
Lydall	6,550 [a]	37,663
Mobile Mini	9,608 [a,b]	138,547
Moog, Cl. A	13,213 [a,b]	483,199
Mueller Industries	12,108	303,669
NCI Building Systems	5,808 [a]	94,670

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Old Dominion Freight Line	8,906 [a,b]	253,465
On Assignment	12,910 [a]	73,200
Orbital Sciences	19,644 [a]	383,647
Quanex Building Products	12,941	121,257
Regal-Beloit	10,339 [b]	392,779
Robbins & Myers	11,836	191,388
School Specialty	5,878 [a]	112,387
Simpson Manufacturing	12,328 [b]	342,225
SkyWest	18,984	353,102
Spherion	19,873 [a]	43,919
Standard Register	6,050 [b]	54,026
Standex International	4,746	94,161
Teledyne Technologies	10,963 [a]	488,402
Tetra Tech	18,022 [a]	435,231
Toro	11,748 [b]	387,684
Tredegar	7,053	128,224
Triumph Group	5,311	225,505
TrueBlue	15,384 [a,b]	147,225
United Stationers	7,540 [a,b]	252,515
Universal Forest Products	6,000 [b]	161,460
Valmont Industries	5,503	337,664
Viad	6,558	162,245
Vicor	6,016 [b]	39,766
Volt Information Sciences	3,950 [a]	28,559
Wabash National	6,450 [b]	29,025
Watsco	9,400 [b]	360,960
Watson Wyatt Worldwide, Cl. A	13,633	651,930
Watts Water Technologies, Cl. A	9,540 [b]	238,214
		19,118,021
Information Technology—17.0%
Actel	5,800 [a]	67,976
Adaptec	42,737 [a]	141,032
Advanced Energy Industries	11,353 [a]	112,962
Agilysys	5,850	25,096
Anixter International	9,538 [a,b]	287,285
Arris Group	40,242 [a,b]	319,924
ATMI	10,298 [a,b]	158,898

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Avid Technology	8,687 [a,b]	94,775
Axcelis Technologies	30,100 [a,b]	15,351
Axsys Technologies	2,521 [a]	138,302
Bankrate	4,238 [a,b]	161,044
Bel Fuse, Cl. B	2,877	60,992
Belden	14,935	311,843
Benchmark Electronics	21,007 [a]	268,259
Black Box	5,616	146,690
Blackbaud	14,853	200,515
Blue Coat Systems	12,586 [a,b]	105,722
Brightpoint	18,717 [a,b]	81,419
Brooks Automation	20,862 [a,b]	121,208
Cabot Microelectronics	7,958 [a,b]	207,465
CACI International, Cl. A	9,397 [a]	423,711
Catapult Communications	2,500 [a]	16,425
Checkpoint Systems	12,146 [a]	119,518
CIBER	18,550 [a]	89,225
Cognex	13,635	201,798
Cohu	6,000	72,900
Comtech Telecommunications	7,895 [a]	361,749
Concur Technologies	12,939 [a,b]	424,658
CSG Systems International	11,968 [a]	209,081
CTS	12,300	67,773
CyberSource	20,252 [a]	242,821
Cymer	8,748 [a,b]	191,669
Cypress Semiconductor	50,420 [a]	225,377
Daktronics	10,942 [b]	102,417
DealerTrack Holdings	13,208 [a,b]	157,043
Digi International	8,827 [a]	71,587
Diodes	10,000 [a]	60,600
DSP Group	10,392 [a]	83,344
Electro Scientific Industries	8,950 [a]	60,771
EMS Technologies	4,166 [a]	107,774
Epicor Software	21,514 [a,b]	103,267
EPIQ Systems	10,341 [a]	172,798
Exar	13,105 [a,b]	87,410
FARO Technologies	5,010 [a]	84,469

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
FEI	11,895 [a,b]	224,340
Forrester Research	5,249 [a]	148,074
Gentiva Health Services	9,114 [a]	266,676
Georgia Gulf	5,778 [b]	6,182
Gerber Scientific	6,700 [a]	34,237
Gevity HR	7,950	12,005
H.B. Fuller	16,386	263,978
Harmonic	31,640 [a,b]	177,500
Heartland Payment Systems	8,403	147,053
Hittite Microwave	6,555 [a]	193,110
Hutchinson Technology	7,297 [a,b]	25,394
Informatica	28,346 [a]	389,191
InfoSpace	13,676 [b]	103,254
Insight Enterprises	17,056 [a]	117,686
Integral Systems	5,240 [a]	63,142
Intermec	15,596 [a]	207,115
Interwoven	15,766 [a]	198,652
Intevac	6,010 [a]	30,471
Itron	10,850 [a,b]	691,579
j2 Global Communications	14,724 [a]	295,069
JDA Software Group	8,910 [a]	116,988
Keithley Instruments	5,378	19,630
Knot	8,376 [a,b]	69,688
Kopin	22,450 [a]	45,798
Kulicke & Soffa Industries	16,550 [a,b]	28,135
Littelfuse	6,500 [a]	107,900
LoJack	8,587 [a,b]	35,378
Magnetek	4,600 [a]	11,040
Manhattan Associates	8,578 [a]	135,618
MAXIMUS	5,419	190,261
Mercury Computer Systems	5,389 [a]	34,005
Methode Electronics	13,906	93,726
Micrel	18,106	132,355
Micros Systems	26,210 [a]	427,747
Microsemi	26,989 [a]	341,141
MKS Instruments	16,564 [a,b]	244,982
MTS Systems	5,105	135,997

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
NETGEAR	11,297 [a]	128,899
Network Equipment Technologies	6,750 [a]	19,440
Newport	11,310 [a]	76,682
Novatel Wireless	13,128 [a]	60,914
OM Group	9,008 [a,b]	190,159
Park Electrochemical	6,955	131,867
PC-Tel	7,946	52,205
Perficient	10,500 [a]	50,190
Pericom Semiconductor	6,735 [a]	36,908
Phoenix Technologies	8,613 [a]	30,146
Plexus	12,182 [a]	206,485
Progress Software	13,423 [a]	258,527
Quality Systems	5,712 [b]	249,157
Radiant Systems	9,586 [a]	32,305
Radisys	7,393 [a,b]	40,883
Rogers	6,318 [a]	175,451
Rudolph Technologies	11,050 [a]	39,007
ScanSource	8,425 [a]	162,350
Skyworks Solutions	55,521 [a,b]	307,586
Smith Micro Software	9,050 [a,b]	50,318
Sonic Solutions	9,500 [a,b]	16,720
SPSS	5,325 [a]	143,562
Standard Microsystems	7,003 [a,b]	114,429
StarTek	3,697 [a]	16,452
Stratasys	6,500 [a,b]	69,875
Supertex	4,586 [a]	110,110
Sykes Enterprises	11,276 [a,b]	215,597
Symmetricom	13,160 [a,b]	51,982
Synaptics	11,186 [a,b]	185,240
SYNNEX	4,386 [a,b]	49,693
Take-Two Interactive Software	26,504 [a]	200,370
Taleo, Cl. A	9,200 [a]	72,036
Technitrol	15,598	54,281
Tekelec	21,527 [a,b]	287,170
THQ	18,300 [a]	76,677
Tollgrade Communications	4,582 [a]	21,902
Triquint Semiconductor	45,700 [a]	157,208

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
TTM Technologies	15,370 [a]	80,078
Tyler Technologies	9,935 [a,b]	119,021
Ultratech	6,691 [a]	80,024
United Online	28,333 [b]	171,981
Varian Semiconductor
Equipment Associates	23,164 [a]	419,732
Veeco Instruments	9,000 [a,b]	57,060
ViaSat	7,430 [a]	178,914
Websense	12,968 [a]	194,131
Wright Express	11,900 [a]	149,940
		18,123,704
Materials—3.6%
A.M. Castle & Co.	5,523 [b]	59,814
AMCOL International	6,460	135,337
Arch Chemicals	8,413	219,327
Balchem	6,367	158,602
Brush Engineered Materials	7,656 [a,b]	97,384
Buckeye Technologies	11,613 [a]	42,271
Calgon Carbon	15,801 [a]	242,703
Century Aluminum	11,856 [a,b]	118,560
CIRCOR International	5,939	163,323
Clearwater Paper	5,138 [a]	43,108
Deltic Timber	3,352 [b]	153,354
Eagle Materials	13,370	246,142
Gibraltar Industries	9,886 [b]	118,039
Headwaters	13,600 [a]	91,800
Myers Industries	10,720	85,760
Neenah Paper	4,850 [b]	42,874
NewMarket	3,839	134,019
Olympic Steel	2,450	49,907
Penford	2,601	26,322
PolyOne	24,075 [a,b]	75,836
Quaker Chemical	4,153	68,317
Rock-Tenn, Cl. A	11,762	402,025
RTI International Metals	8,096 [a]	115,854
Schulman (A.)	9,760	165,920
Schweitzer-Mauduit International	5,730	114,715

The Portfolio 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Stepan	2,153	101,169
Texas Industries	8,049 [b]	277,691
Wausau Paper	16,801	192,203
Zep	7,735 [b]	149,363
		3,891,739
Telecommunication Services—.2%
Fairpoint Communications	28,522 [b]	93,552
General Communication, Cl. A	11,599 [a]	93,836
		187,388
Utilities—5.3%
Allete	8,309	268,131
American States Water	4,596	151,576
Atmos Energy	29,632	702,278
Avista	18,097	350,720
Central Vermont Public Service	2,990	71,341
CH Energy Group	5,324	273,600
Cleco	19,260	439,706
El Paso Electric	12,633 [a]	228,531
Laclede Group	7,362	344,836
New Jersey Resources	13,798	542,951
Northwest Natural Gas	7,777 [b]	343,977
Piedmont Natural Gas	23,013 [b]	728,822
South Jersey Industries	9,008 [b]	358,969
Southwest Gas	14,273	359,965
UIL Holdings	8,530 [b]	256,156
UniSource Energy	10,235	300,500
		5,722,059
Total Common Stocks
(cost $120,744,134)		105,157,977

	Principal
Short-Term Investments—.3%	Amount ($)	Value ($)

U.S. Treasury Bills:
0.17%, 6/18/09	110,000 [c]	109,924
0.18%, 3/19/09	50,000 [c]	49,996
0.22%, 1/15/09	150,000 [c]	150,000
Total Short-Term Investments
(cost $309,894)		309,920

Other Investment—2.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,544,000)	2,544,000 [d]	2,544,000

Investment of Cash Collateral
for Securities Loaned—9.7%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $10,396,649)	10,396,649 [d]	10,396,649

Total Investments (cost $133,994,677)	110.8%	118,408,546
Liabilities, Less Cash and Receivables	(10.8%)	(11,577,824)
Net Assets	100.0%	106,830,722

a Non-income producing security.
b All or a portion of these securities are on loan.At December 31, 2008, the total market value of the portfolio’s securities on loan is $10,078,493 and the total market value of the collateral held by the portfolio is $10,435,889, consisting of cash collateral of $10,396,649 and U.S. Government and agencies securities valued at $39,240.
c All or partially held by a broker as collateral for open financial futures positions.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	20.8	Utilities	5.3
Industrial	17.9	Energy	4.2
Information Technology	17.0	Consumer Staples	3.7
Health Care	13.3	Materials	3.6
Short-Term/		Telecommunication Services	.2
Money Market Investments	12.4
Consumer Discretionary	12.4		110.8

† Based on net assets.
See notes to financial statements.

The Portfolio 25

STATEMENT OF FINANCIAL FUTURES
December 31, 2008

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2008 ($)

Financial Futures Long
Russell 2000 E-mini	30	1,493,700	March 2009	71,063

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,078,493)—Note 1(b):
Unaffiliated issuers	121,054,028	105,467,897
Affiliated issuers	12,940,649	12,940,649
Cash		131,957
Receivable for investment securities sold		202,933
Dividends and interest receivable		156,108
Receivable for shares of Beneficial Interest subscribed		82,695
Receivable for futures variation margin—Note 4		69,061
		119,051,300

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		49,129
Liability for securities on loan—Note 1(b)		10,396,649
Payable for investment securities purchased		1,764,723
Interest payable—Note 2		6,192
Payable for shares of Beneficial Interest redeemed		3,885
		12,220,578

Net Assets ($)		106,830,722

Composition of Net Assets ($):
Paid-in capital		118,448,610
Accumulated undistributed investment income—net		2,585,255
Accumulated net realized gain (loss) on investments		1,311,925
Accumulated net unrealized appreciation (depreciation)
on investments (including $71,063 net unrealized
appreciation on financial futures)		(15,515,068)

Net Assets ($)		106,830,722

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		10,314,357
Net Asset Value, offering and redemption price per share ($)		10.36

See notes to financial statements.

The Portfolio 27

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $1,380 foreign taxes withheld at source):
Unaffiliated issuers	3,119,736
Affiliated issuers	42,229
Income from securities lending	722,386
Total Income	3,884,351
Expenses:
Investment advisory fee—Note 3(a)	937,351
Distribution fees—Note 3(b)	669,536
Interest expense—Note 2	6,575
Loan commitment fees—Note 2	3,510
Total Expenses	1,616,972
Investment Income—Net	2,267,379

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	45,960,915
Net realized gain (loss) on financial futures	(701,022)
Net Realized Gain (Loss)	45,259,893
Net unrealized appreciation (depreciation) on investments (including
$114,227 net unrealized appreciation on financial futures)	(100,775,362)
Net Realized and Unrealized Gain (Loss) on Investments	(55,515,469)
Net (Decrease) in Net Assets Resulting from Operations	(53,248,090)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	2,267,379	3,131,240
Net realized gain (loss) on investments	45,259,893	47,046,690
Net unrealized appreciation
(depreciation) on investments	(100,775,362)	(50,239,468)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(53,248,090)	(61,538)

Dividends to Shareholders from ($):
Investment income—net	(2,618,136)	(1,808,045)
Net realized gain on investments	(45,309,381)	(19,417,901)
Total Dividends	(47,927,517)	(21,225,946)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	71,545,309	52,269,375
Dividends reinvested	47,927,517	21,225,946
Cost of shares redeemed	(284,852,007)[a]	(144,709,752)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(165,379,181)	(71,214,431)
Total Increase (Decrease) in Net Assets	(266,554,788)	(92,501,915)

Net Assets ($):
Beginning of Period	373,385,510	465,887,425
End of Period	106,830,722	373,385,510
Undistributed investment income—net	2,585,255	2,904,904

Capital Share Transactions (Shares):
Shares sold	5,203,237	2,780,341
Shares issued for dividends reinvested	3,445,544	1,163,066
Shares redeemed	(19,505,396)	(7,831,605)
Net Increase (Decrease) in Shares Outstanding	(10,856,615)	(3,888,198)

a Includes redemption-in-kind amounting to $177,280,941.
See notes to financial statements.

The Portfolio 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.64	18.59	16.66	15.59	13.11
Investment Operations:
Investment income—net[a]	.12	.13	.08	.09	.08
Net realized and unrealized
gain (loss) on investments	(4.95)	(.23)	2.32	1.02	2.79
Total from Investment Operations	(4.83)	(.10)	2.40	1.11	2.87
Distributions:
Dividends from investment income—net	(.13)	(.07)	(.07)	—	(.06)
Dividends from net realized
gain on investments	(2.32)	(.78)	(.40)	(.04)	(.33)
Total Distributions	(2.45)	(.85)	(.47)	(.04)	(.39)
Net asset value, end of period	10.36	17.64	18.59	16.66	15.59

Total Return (%)	(30.91)	(.66)	14.41	7.23	21.89

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.61	.61	.60	.60
Ratio of net investment income
to average net assets	.85	.69	.47	.55	.57
Portfolio Turnover Rate	35.95	20.72	27.85	25.56	25.06

Net Assets, end of period ($ x 1,000)	106,831	373,386	465,887	421,002	355,175

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to match the performance of the Standard & Poor’s Small Cap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	118,098,626	71,063
Level 2—Other Significant
Observable Inputs	309,920	0
Level 3—Significant
Unobservable Inputs	0	0
Total	118,408,546	71,063

  Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that at origination all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $240,795 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions.The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,550,544, undistributed capital gains $17,296,535 and unrealized depreciation $27,113,203. In addition, the portfolio had $4,386,475 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $3,888,127 and $2,531,262 and long-term capital gains $44,039,390 and $18,694,684, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, dividend reclassification and net realized gains from redemptions-in-kind, the portfolio increased accumulated undistributed investment income-net by $31,108, decreased accumulated net realized gain (loss) on investments by $32,178,279 and increased paid-in-capital by $32,147,171. Net assets and net asset value per share were not affected by this reclassification.

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the portfolio participated with other Dreyfus managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the portfolio participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008 was approximately $183,000 with a related weighted average annualized interest rate of 3.59% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .35% of the value of the portfolio’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio except management fees, Rule 12b-1 distribution plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio’s allocated portion of the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Plan provides for payments to be made at an annual rate of .25% of the value of the portfolio’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, the portfolio was charged $669,536 pursuant to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $28,659 and Rule 12b-1 distribution plan fees $20,470.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2008, amounted to $94,969,704 and $272,766,564, respectively. Sales of investment securities include securities amounting to $177,280,941 delivered pursuant to a redemption-in-kind. The net realized gain of $32,015,777 on the redemption-in-kind will not be realized for tax purposes.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (continued)

cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2008, are set forth in the Statement of Financial Futures.

At December 31, 2008, the cost of investments for federal income tax purposes was $145,521,749; accordingly, accumulated net unrealized depreciation on investments was $27,113,203, consisting of $15,567,196 gross unrealized appreciation and $42,680,399 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years,in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2009

The Portfolio 39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $2.2540 per share as a long-term capital gain distribution and $.0650 per share as a short-term capital gain distribution paid on March 27, 2008 and also the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 16-17, 2008, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the its Investment Advisory Agreement.The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Manager also provided the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered

The Portfolio 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Portfolio’s Performance, Investment Advisory Fee and Expense Ratio. The Board members reviewed the portfolio’s performance for the one-, three- and five-year periods ended May 31, 2008, and compared the portfolio’s performance to the performance of a group of comparable pure index small-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds consisting of all small-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members noted that they also had received and discussed with management information at periodic intervals comparing the portfolio’s performance to that of its benchmark index. The Board members discussed the results of the comparisons and noted that the portfolio’s total return performance was above the median in the second quartile of the Performance Group for the one-year period and slightly below or at the median of the Performance Group for the three- and five-year periods, respectively, ended May 31, 2008, and above the median in the second quartile of the Performance Universe for the one- and five-year periods and slightly below the median in the third quartile of the Performance Universe for the three-year period ended May 31, 2008.

The Board members also discussed the portfolio’s investment advisory fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a group of comparable pure index small-cap core funds underlying variable insurance products (the “Expense Group”) and a broader group of funds consisting of all pure index small-cap core funds underlying variable insurance products (the “Expense

Universe”), each selected and provided by Lipper.The Board noted that the expense ratio of the portfolio was slightly above the median of the Expense Group and above the median of the Expense Universe.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds underlying variable insurance products with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the

The Portfolio 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the portfolio’s overall performance.
  The Board concluded that the fee paid by the portfolio to the Manager was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

The Portfolio

45

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO

3	Discussion of Performance

6	Portfolio Performance

8	Understanding Your Portfolio’s Expenses

8	Comparing Your Portfolio’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

17	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement

33	Board Members Information

35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus Investment Portfolios,
Technology Growth Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations.In previous recessions,however,the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by Barry K. Mills, CFA, Portfolio Manager

Portfolio and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of –41.18%, and its Service shares produced a total return of –41.24% .1 The portfolio’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of –44.74% and –36.99%, respectively, over the same period.2,3 U.S. stocks declined sharply in 2008 due to a slowing economy and an intensifying global financial crisis. Technology stocks generally fell more sharply than broader market averages, due partially to the adverse effects of the credit debacle on financial institutions, which comprise a significant portion of technology firms’ customers. The portfolio produced lower returns than the S&P 500 Index but higher returns than the MS High Tech 35 Index.We attribute the latter result to the portfolio’s holdings of large telecommunications services providers, which held up better than most technology stocks.

Effective January 6, 2009, Barry K. Mills serves as the portfolio’s sole primary portfolio manager.

The Portfolio’s Investment Approach

The portfolio’s investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth portion of the portfolio seeks high growth companies in the fastest growing technology sectors.The multi-dimensional portion of the portfolio seeks companies that appear to have strong earnings momentum,positive earnings revisions,favorable growth, product or market cycles and/or favorable valuations.

Extreme Volatility Roiled the Financial Markets

After slumping relatively modestly over the first half of 2008, stocks tumbled over the second half, producing the most severe losses during a single calendar year since the 1930s.The bear market was triggered by an intensifying credit crisis that mushroomed in September 2008 with

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

the failures of several major financial institutions. These developments exacerbated an ongoing economic slowdown, as lenders grew reluctant to extend credit even to some of their most trusted customers, causing consumer spending and business investment to decline sharply. In turn, reduced demand caused commodity prices to retreat from previous record levels. In early December, faced with falling home prices and rising unemployment, the National Bureau of Economic Research confirmed that the U.S. economy was mired in its first recession since 2001. Not surprisingly, the financial crisis was particularly hard on financial stocks, which posted greater losses, on average, than any of the S&P 500 Index’s other economic sectors. Because financial institutions comprise approximately one-quarter of technology companies’ customer base, the downturn also produced particularly steep declines among technology stocks. In addition, technology companies have historically been relatively sensitive to changes in economic conditions, and the sector was hurt by investors’ preference for traditionally defensive industry groups.

Defensive Posture Helped Cushion Declines

When the U.S. economy weakened early in 2008, we suspected that analysts’ estimates of technology stocks’ earnings were too high. Consequently, we began to shift the portfolio’s composition toward a more defensive positioning in which we emphasized companies and industries that we believed would hold up relatively well in a downturn. As a result,the portfolio was successful in avoiding some of the year’s worst performers, including Flextronics, Sun Microsystems, Dell, Motorola and Alcatel Lucent. Instead, we increased the portfolio’s investments in industries we regarded as able to weather the storm, such as the wireless communications area, where telecommunications giants AT&T and Verizon Communications ranked among the portfolio’s top performers. During the reporting period, the portfolio also received relatively strong results from commercial services provider Concur Technologies, a leader helping corporations manage expenses. In addition, payroll processor Automatic Data Processing held up well due to the steady and recurring nature of its revenues. Finally, the portfolio’s defensive position at times included a higher-than-usual cash balance, which cushioned losses to a degree.

During the reporting period, certain holdings held by the portfolio dragged on performance, such as internet software developer Akamai Technologies, which missed earnings targets. Search engine giant Google declined amid softer demand for Internet advertising. Global positioning systems maker Garmin, which was sold during the reporting period, was hurt by intensifying competition. MEMC Electronic

4

Materials, which was also sold during the reporting period, encountered manufacturing problems and lower prices for the silicon it provides to producers of solar energy panels.The portfolio also did not own some of the technology sector’s better performing stocks, such as communications semiconductor company Broadcom, wireless handset maker Ericsson and technology services provider Electronic Data Systems, which received an acquisition offer from Hewlett-Packard.

Seeking Signs of Renewed Stability

Technology companies have responded to the recession by reducing inventories in anticipation of difficult business conditions in 2009. However, it appears to us that these low expectations already have been reflected in stock prices, and any positive surprises could spark a rally. In addition, the benefits of lower energy prices and an expected stimulus package from the federal government could boost demand for technology products, which generally have brief shelf lives.Therefore, we have maintained the portfolio’s defensive posture for now, but we are watchful for opportunities to participate in an eventual recovery.

January 15, 2009

The portfolio’s share price is likely to be more volatile than that of other portfolios that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. An investment in the portfolio should be considered only as a supplement to a complete investment program.

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Investment Portfolios,Technology Growth Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the portfolio’s returns would have been lower.

2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.

3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns as of 12/31/08
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	8/31/99	(41.18)%	(6.00)%	(6.96)%
Service shares	8/31/99	(41.24)%	(6.21)%	(7.17)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc. Source: Bloomberg L.P.

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Technology Growth Portfolio on 8/31/99 (inception date of Initial shares) to a $10,000 investment made in the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested. The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees,which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 2.73	$ 3.78
Ending value (after expenses)	$669.80	$669.50

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.30	$ 4.57
Ending value (after expenses)	$1,021.87	$1,020.61

† Expenses are equal to the portfolio’s annualized expense ratio of .65% for Initial shares and .90% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—96.7%	Shares	Value ($)

Exchange Traded Funds—1.7%
Technology Select Sector SPDR Fund	109,245 [a]	1,683,465
Industrials—2.1%
China High Speed Transmission Equipment Group	1,073,724 [a]	1,310,349
Vestas Wind Systems	15,237 [b]	863,629
		2,173,978
Information Technology—86.7%
Accenture, Cl. A	137,442	4,506,723
Activision Blizzard	142,830 [b]	1,234,051
Adobe Systems	154,342 [b]	3,285,941
Akamai Technologies	113,950 [b]	1,719,505
Alliance Data Systems	11,000 [a,b]	511,830
Altera	51,805	865,662
Amphenol, Cl. A	34,615	830,068
Analog Devices	95,775	1,821,641
Apple	44,181 [b]	3,770,848
Automatic Data Processing	101,699	4,000,839
BMC Software	19,450 [b]	523,400
Broadcom, Cl. A	94,045 [b]	1,595,944
Check Point Software Technologies	27,305 [b]	518,522
Ciena	59,480 [a,b]	398,516
Cisco Systems	254,709 [b]	4,151,757
Cognizant Technology Solutions, Cl. A	192,205 [b]	3,471,222
Concur Technologies	61,776 [a,b]	2,027,488
Electronic Arts	37,452 [b]	600,730
Google, Cl. A	10,310 [b]	3,171,872
Hewlett-Packard	118,435	4,298,006
Infosys Technologies, ADR	39,995 [a]	982,677
Intel	237,303	3,478,862
International Business Machines	36,689	3,087,746
Intuit	58,870 [b]	1,400,517
Juniper Networks	179,019 [b]	3,134,623
Lam Research	69,860 [b]	1,486,621
Logitech International	37,437 [a,b]	583,268

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
McAfee	28,843 [b]	997,103
Microsoft	198,915	3,866,908
Motorola	268,840	1,190,961
NetApp	136,459 [b]	1,906,332
NeuStar, Cl. A	19,820 [b]	379,157
Nokia, ADR	154,140	2,404,584
NVIDIA	93,990 [b]	758,499
Oracle	162,183 [b]	2,875,505
QUALCOMM	121,050	4,337,222
Riverbed Technology	51,020 [a,b]	581,118
SAP, ADR	33,062 [a]	1,197,506
Sonus Networks	242,430 [a,b]	383,039
Taiwan Semiconductor
Manufacturing, ADR	269,450	2,128,655
Texas Instruments	112,350	1,743,672
Trimble Navigation	131,420 [b]	2,839,986
Varian Semiconductor
Equipment Associates	28,700 [a,b]	520,044
Visa, Cl. A	19,185	1,006,253
Western Union	33,577	481,494
		87,056,917
Telecommunication Services—6.2%
American Tower, Cl. A	38,354 [b]	1,124,539
AT & T	70,344	2,004,804
Metropcs Communications	67,337 [a,b]	999,954
Verizon Communications	61,126	2,072,171
		6,201,468
Total Common Stocks
(cost $136,809,387)		97,115,828

10

Other Investment—3.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,992,718)	2,992,718 [c]	2,992,718

Investment of Cash Collateral
for Securities Loaned—7.4%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,424,321)	7,424,321 [c]	7,424,321

Total Investments (cost $147,226,426)	107.1%	107,532,867
Liabilities, Less Cash & Receivables	(7.1%)	(7,120,059)
Net Assets	100.0%	100,412,808

ADR—American Depository Receipts

a	All or a portion of these securities are on loan.At December 31, 2008, the total market value of the portfolio’s securities on loan is $7,235,383 and the total market value of the collateral held by the portfolio is $7,424,321.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	86.7	Industrials	2.1
Money Market Investments	10.4	Exchange Traded Funds	1.7
Telecommunication Services	6.2		107.1

† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,235,383)—Note 1(c):
Unaffiliated issuers	136,809,387	97,115,828
Affiliated issuers	10,417,039	10,417,039
Cash		24,949
Receivable for investment securities sold		1,831,309
Dividends and interest receivable		90,292
Receivable for shares of Beneficial Interest subscribed		24,737
Prepaid expenses		8,022
		109,512,176

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		72,212
Liability for securities on loan—Note 1(c)		7,424,321
Payable for investment securities purchased		1,476,274
Payable for shares of Beneficial Interest redeemed		60,478
Accrued expenses		66,083
		9,099,368

Net Assets ($)		100,412,808

Composition of Net Assets ($):
Paid—in capital		245,139,291
Accumulated undistributed investment income—net		359,645
Accumulated net realized gain (loss) on investments		(105,392,569)
Accumulated net unrealized appreciation
(depreciation) on investments		(39,693,559)

Net Assets ($)		100,412,808

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	45,890,206	54,522,602
Shares Outstanding	7,200,841	8,741,508

Net Asset Value Per Share ($)	6.37	6.24

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $5,842 foreign taxes withheld at source):
Unaffiliated issuers	1,137,774
Affiliated issuers	217,225
Income from securities lending	101,432
Total Income	1,456,431
Expenses:
Investment advisory fee—Note 3(a)	1,046,279
Distribution fees—Note 3(b)	181,940
Professional fees	41,817
Prospectus and shareholders’ reports	39,572
Custodian fees—Note 3(b)	26,748
Shareholder servicing costs—Note 3(b)	5,538
Trustees’ fees and expenses—Note 3(c)	3,534
Loan commitment fees—Note 2	150
Miscellaneous	15,393
Total Expenses	1,360,971
Less—waiver of fees due to undertaking—Note 3(a)	(273,125)
Less—reduction in fees due to
earnings credits—Note 1(c)	(60)
Net Expenses	1,087,786
Investment Income—Net	368,645

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(20,020,494)
Net realized gain (loss) on forward currency exchange contracts	376
Net Realized Gain (Loss)	(20,020,118)
Net unrealized appreciation (depreciation) on investments	(52,834,432)
Net Realized and Unrealized Gain (Loss) on Investments	(72,854,550)
Net (Decrease) in Net Assets Resulting from Operations	(72,485,905)

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income (loss)—net	368,645	(343,234)
Net realized gain (loss) on investments	(20,020,118)	43,073,495
Net unrealized appreciation
(depreciation) on investments	(52,834,432)	(18,547,115)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(72,485,905)	24,183,146

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	6,183,130	7,233,193
Service Shares	27,279,038	32,036,128
Cost of shares redeemed:
Initial Shares	(14,365,722)	(21,554,302)
Service Shares	(18,074,552)	(41,742,767)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,021,894	(24,027,748)
Total Increase (Decrease) in Net Assets	(71,464,011)	155,398

Net Assets ($):
Beginning of Period	171,876,819	171,721,421
End of Period	100,412,808	171,876,819
Undistributed investment income—net	359,645	—

Capital Share Transactions (Shares):
Initial Shares
Shares sold	710,995	698,630
Shares redeemed	(1,644,966)	(2,135,169)
Net Increase (Decrease) in Shares Outstanding	(933,971)	(1,436,539)

Service Shares
Shares sold	3,139,725	3,166,976
Shares redeemed	(2,285,905)	(4,048,694)
Net Increase (Decrease) in Shares Outstanding	853,820	(881,718)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.83	9.44	9.05	8.72	8.68
Investment Operations:
Investment income (loss)—net[a]	.03	(.01)	(.00)[b]	(.02)	(.01)
Net realized and unrealized
gain (loss) on investments	(4.49)	1.40	.39	.35	.05
Total from Investment Operations	(4.46)	1.39	.39	.33	.04
Net asset value, end of period	6.37	10.83	9.44	9.05	8.72

Total Return (%)	(41.18)	14.72	4.31	3.78	.46

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.84	.85	.81	.85
Ratio of net expenses
to average net assets	.65	.77	.85[c]	.81[c]	.85[c]
Ratio of net investment income
(loss) to average net assets	.39	(.08)	(.01)	(.21)	(.10)
Portfolio Turnover Rate	118.50	104.97	66.05	49.08	62.50

Net Assets, end of period ($ x 1,000)	45,890	88,083	90,322	78,753	94,397

a	Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.

c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.62	9.28	8.92	8.62	8.60
Investment Operations:
Investment income (loss)—net[a]	.01	(.03)	(.02)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	(4.39)	1.37	.38	.34	.04
Total from Investment Operations	(4.38)	1.34	.36	.30	.02
Net asset value, end of period	6.24	10.62	9.28	8.92	8.62

Total Return (%)	(41.24)	14.44	4.04	3.48	.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.09	1.11	1.06	1.10
Ratio of net expenses
to average net assets	.90	1.02	1.11[b]	1.06[b]	1.10[b]
Ratio of net investment income
(loss) to average net assets	.15	(.33)	(.25)	(.46)	(.24)
Portfolio Turnover Rate	118.50	104.97	66.05	49.08	62.50

Net Assets, end of period ($ x 1,000)	54,523	83,793	81,399	52,321	36,047

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series,including theTechnology Growth Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio’s investment objective is to provide capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the portfolio by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York Mellon (formerly, The Bank of New York).

MBSC Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the

18

issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio ‘s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the portfolio’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	107,532,867	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	107,532,867	0

  Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management banks whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the port-

20

folio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $33,811 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the portfolio did not have any liabilities for any unrecognized tax positions. The portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $359,645, accumulated capital losses $95,644,421 and unrealized depreciation $42,358,236. In addition, the portfolio had $7,083,471 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $32,057,973 of the carryover expires in fiscal 2009, $40,345,577 expires in fiscal 2010, $7,722,694 expires in fiscal 2011, $3,537,823 expires in fiscal 2012 and $11,980,354 expires in fiscal 2016.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, the portfolio decreased accumulated undistributed investment income-net by $9,000 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the portfolio participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the portfolio participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit. During the period ended December 31, 2008, the portfolio did not borrow under the lines of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2008 to May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, Rule 12b-1 fees, brokerage fees, interest on borrowings and extraordinary expenses, exceed .65% of the value of the average daily net assets of their class. During the period ended December 31, 2008, the Manager waived receipt of fees of $273,125, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $181,940 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $457 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended December 31, 2008, the portfolio was charged $60 pursuant to the cash management agreement.

The portfolio compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2008, the portfolio was charged $26,748 pursuant to the custody agreement.

During the period ended December 31, 2008, the portfolio was charged $5,403 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $61,898, Rule 12b-1 distribution plan fees $11,198, custodian fees $6,748, chief compliance officer fees $1,197 and transfer agency per account fees $76, which are offset against an expense reimbursement currently in effect in the amount of $8,905.

24

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2008, amounted to $163,026,944 and $157,139,461, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2008, there were no open forward currency exchange contracts outstanding.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008, the cost of investments for federal income tax purposes was $149,891,103; accordingly, accumulated net unrealized depreciation on investments was $42,358,236, consisting of $110,632 gross unrealized appreciation and $42,468,868 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios,Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios,Technology Growth Portfolio at December 31, 2008, the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

INFORMATION ABOUT THE REVIEW

AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 16-17, 2008, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to its Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio. The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

28

Comparative Analysis of the Portfolio’s Performance, Investment Advisory Fee and Expense Ratio. The Board members reviewed the portfolio’s performance for the one-, three- and five-year periods ended May 31, 2008, and compared the portfolio’s performance to the performance of a group of comparable science and technology funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds consisting of all science and technology funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members noted that they also had received and discussed with management information at periodic intervals comparing the portfolio’s performance to that of its benchmark index.The Board members discussed the results of the comparisons and noted that the portfolio’s total return performance for its Initial shares was at the median in the third quartile of the Performance Group for the one-year period and below the median in the third quartile of the Performance Group for the three- and five-year periods ended May 31, 2008, and above the median in the second quartile of the Performance Universe for the one-year period and below the median in the fourth quartile of the Performance Universe for the three- and five-year periods ended May 31, 2008.The Board members then discussed with representatives of the Manager the reasons for the portfolio’s underperfor-mance versus the Performance Group and Performance Universe during the three- and five-year periods ended May 31, 2008 and the Manager’s efforts to continue to improve portfolio performance.

The Board members also discussed the portfolio’s investment advisory fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a group of comparable science and technology funds underlying variable insurance products (the “Expense Group”) and a broader group of funds consisting of all science and technology funds underlying variable insurance products (the

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

“Expense Universe”), each selected and provided by Lipper. The Board noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quartile (and, in fact, was the lowest) of the Expense Group and Expense Universe, and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group median and below the Expense Universe median. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by another account managed or sub-advised by the Manager or its affiliates with a similar investment objective and similar policies and strategies as the portfolio (the “Similar Account”). The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in management of the Similar Account as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds underlying variable insurance products with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Account to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund

30

complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the portfolio’s recent performance and the Manager’s efforts to continue to improve performance going forward.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the portfolio to the Manager was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

32

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,372 in 2007 and $87,932 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $56,698 in 2007 and $56,076 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $13,244 in 2007 and $12,379 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $353 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,889,332 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 17, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	February 17, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)